                         TOYOTA MOTOR CREDIT CORPORATION
      Servicer's Certificate -- Toyota Auto Receivables 2003-A Owner Trust Distribution Date of April 15, 2003 for the Collection Period March 1,
                           2003 through March 31, 2003

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Class A-1               Class A-2              Class A-3A
                                                Total                  Balance                 Balance                 Balance
------------------------------------------------------------------------------------------------------------------------------------
POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
  Securities Balance                        $1,502,500,000.00         $432,500,000.00          $375,000,000.00       $364,000,000.00
  Subordinated Seller's Interest               $46,570,312.00
  Receivables Pool Balance                  $1,549,070,312.00
  Principal Factor                                 1.00000000              1.00000000               1.00000000            1.00000000
  Rate                                                                       1.17188%                    1.28%               1.8925%
  Final Scheduled Payment Date                                     March 15, 2004          August 15, 2005         March 15, 2007
  Number of Contracts                                  96,990
  Weighted Average A.P.R.                               5.51%
  Weighted Average Remaining Term                       48.29 months
  Servicing Fee Rate                                    1.00%

POOL DATA - PRIOR MONTH
-----------------------
  Securities Balance                        $1,502,500,000.00         $432,500,000.00          $375,000,000.00       $364,000,000.00
  Subordinated Seller's Interest               $46,570,312.00
  Receivables Pool Balance                  $1,549,070,312.00
  Securities Pool Factor                           1.00000000              1.00000000               1.00000000            1.00000000
  Number of Contracts                                  96,990
  Weighted Average A.P.R.                               5.51%
  Weighted Average Remaining Term                       48.29 months
  Precompute and Simple Interest Advances         $158,352.51
  Payahead Account Balance                         $80,528.30
  Interest Shortfall                                    $0.00                   $0.00                    $0.00                 $0.00
  Principal Shortfall                                   $0.00                   $0.00                    $0.00                 $0.00

POOL DATA - CURRENT MONTH
-------------------------
  Securities Balance                        $1,447,009,246.30         $377,009,246.30          $375,000,000.00       $364,000,000.00
  Subordinated Seller's Interest               $46,570,312.00
  Receivables Pool Balance                  $1,493,579,558.30
  Securities Pool Factor                           0.96306772              0.87169768               1.00000000            1.00000000
  Number of Contracts                                  95,615
  Weighted Average A.P.R.                               5.50%
  Weighted Average Remaining Term                       47.45 months
  Precompute and Simple Interest Advances       $1,078,857.63
  Payahead Account Balance                         $90,596.57
  Interest Shortfall                                    $0.00                   $0.00                    $0.00                 $0.00
  Principal Shortfall                                   $0.00                   $0.00                    $0.00                 $0.00
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
                                                    Class A-3B              Class A-4               Subordinated
                                                      Balance                Balance             Seller's Interest
------------------------------------------------------------------------------------------------------------------------
POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
  Securities Balance                                $125,000,000.00          $206,000,000.00
  Subordinated Seller's Interest                                                                       $46,570,312.00
  Receivables Pool Balance
  Principal Factor                                       1.00000000               1.00000000
  Rate                                                        1.69%                    2.20%
  Final Scheduled Payment Date                    March 15, 2007          March 15, 2010
  Number of Contracts
  Weighted Average A.P.R.
  Weighted Average Remaining Term
  Servicing Fee Rate

POOL DATA - PRIOR MONTH
-----------------------
  Securities Balance                                $125,000,000.00          $206,000,000.00
  Subordinated Seller's Interest                                                                       $46,570,312.00
  Receivables Pool Balance
  Securities Pool Factor                                 1.00000000               1.00000000               1.00000000
  Number of Contracts
  Weighted Average A.P.R.
  Weighted Average Remaining Term
  Precompute and Simple Interest Advances
  Payahead Account Balance
  Interest Shortfall                                          $0.00                    $0.00
  Principal Shortfall                                         $0.00                    $0.00

POOL DATA - CURRENT MONTH
-------------------------
  Securities Balance                                $125,000,000.00          $206,000,000.00
  Subordinated Seller's Interest                                                                       $46,570,312.00
  Receivables Pool Balance
  Securities Pool Factor                                 1.00000000               1.00000000               1.00000000
  Number of Contracts
  Weighted Average A.P.R.
  Weighted Average Remaining Term
  Precompute and Simple Interest Advances
  Payahead Account Balance
  Interest Shortfall                                          $0.00                    $0.00
  Principal Shortfall                                         $0.00                    $0.00
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
RESERVE ACCOUNT
---------------
  Initial Deposit Amount                                                                                        $0.00
  Specified Reserve Account Percentage                                                                          0.00%
  Specified Reserve Account Amount                                                                              $0.00
  Specified Reserve Account Percentage (IF CONDITION I OR II MET)                                               3.50%
  Specified Reserve Account Amount (IF CONDITION I OR II MET)                                          $50,645,323.62

  Beginning Balance                                                                                             $0.00
  Total Withdraw                                                                                                $0.00
  Amount Available for Deposit to the Reserve Account                                                   $2,357,563.93
                                                                                                       --------------
  Reserve Account Balance Prior to Release                                                              $2,357,563.93
  Reserve Account Required Amount                                                                               $0.00
  Reserve Account Release to Seller                                                                     $2,357,563.93
                                                                                                       --------------
  Ending Reserve Account Balance                                                                                $0.00
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
REVOLVING LIQUIDITY NOTE
------------------------
  Total Amount Available                                                                                $7,745,352.00

  Beginning of Period Balance                                                                                   $0.00
  Draws                                                                                                         $0.00
  Reimbursements                                                                                                $0.00
                                                                                                       --------------
  End of Period Balance                                                                                         $0.00

  Current Period Undrawn Amount                                                                         $7,745,352.00
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS
--------------------------------------------

                                                                    Vehicles             Amount
                                                                    --------             ------
  Liquidated Contracts                                                  1
  Gross Principal Balance of Liquidated Receivables                                            $18,005.12
  Net Liquidation Proceeds Received During the Collection Period                                $2,237.55
  Recoveries on Previously Liquidated Contracts                                                     $0.00
                                                                                  -----------------------
  Aggregate Credit Losses for the Collection Period                                            $20,242.67
                                                                                  -----------------------


                                                                                  -----------------------

  Cumulative Credit Losses for all Periods                              1                      $20,242.67
  Repossessed in Current Period                                         3
                                                                                  -----------------------

RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                             Annualized Average
FOR EACH COLLECTION PERIOD:                                                         Charge-Off Rate
    Second Preceding Collection Period                                                              0.00%
    First Preceding Collection Period                                                               0.00%
    Current Collection Period                                                                       0.02%

-------------------------------------------------------------------------------------------------------------------------
CONDITION (I) (CHARGE-OFF RATE)
Three Month Average                                                                                 0.01%
Charge-off Rate Indicator ((greater than) 2.25%)                                        CONDITION NOT MET

-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
DELINQUENT AND REPOSSESSED CONTRACTS
------------------------------------
                                               Percent   Contracts      Percent              Amount
                                               -------   ---------      -------              ------
  30-59 Days Delinquent                         0.37%          350       0.35%              $5,269,155.85
  60-89 Days Delinquent                         0.01%            6       0.01%                $119,032.19
  Over 89 Days Delinquent                       0.00%            0       0.00%                      $0.00
                                                        ----------                    -------------------
  Total Delinquencies                                          356                          $5,388,188.04
                                                        ==========                    ===================

  Repossessed Vehicle Inventory                                  3 *
   * Included with delinquencies above

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
    Second Preceding Collection Period                                                              0.00%
    First Preceding Collection Period                                                               0.00%
    Current Collection Period                                                                       0.01%

-------------------------------------------------------------------------------------------------------------------------
CONDITION (II) (DELINQUENCY PERCENTAGE)
Three Month Average                                                                                 0.00%
Delinquency Percentage Indicator ((greater than) 2.25%)                                 CONDITION NOT MET
-------------------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
      Servicer's Certificate -- Toyota Auto Receivables 2003-A Owner Trust
          Distribution Date of April 15, 2003 for the Collection Period
                      March 1, 2003 through March 31, 2003

------------------------------------------------------------------------------------------------------------------------------------
                                                                       Class A-1             Class A-2              Class A-3A
                                                 Total                  Balance               Balance                 Balance
------------------------------------------------------------------------------------------------------------------------------------
COLLECTIONS
-----------
  Principal Payments Received                   $55,472,748.58
  Interest Payments Received                     $3,942,419.57
  Net Precomputed Payahead Amount                  ($10,068.27)
  Aggregate Net Liquidation Proceeds Received       ($2,237.55)
  Principal on Repurchased Contracts                     $0.00
  Interest on Repurchased Contracts                      $0.00
                                                --------------
  Total Collections                             $59,402,862.33
  Net Simple Interest Advance Amount             $1,041,987.90
  Net Precomputed Advance Amount                  ($121,482.78)
                                                --------------
  Total Available Amount                        $60,323,367.45

AMOUNTS DUE
-----------
  Servicing Fee                                  $1,290,891.93
  Accrued and Unpaid Interest                    $1,184,157.89
  Principal                                     $55,490,753.70
  Reserve Account                                $2,357,563.93
                                                --------------
  Total Amount Due                              $60,323,367.45

ACTUAL DISTRIBUTIONS
--------------------
  Servicing Fee                                  $1,290,891.93
  Interest                                       $1,184,157.89             $267,497.89            $240,000.00           $344,435.00
  Principal                                     $55,490,753.70          $55,490,753.70                  $0.00                 $0.00
  Reserve Account                                $2,357,563.93
                                                --------------          --------------            -----------           -----------
  Total Amount Distributed                      $60,323,367.45          $55,758,251.59            $240,000.00           $344,435.00
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                       Class A-3B              Class A-4               Subordinated
                                                         Balance                Balance             Seller's Interest
------------------------------------------------------------------------------------------------------------------------------
COLLECTIONS
-----------
  Principal Payments Received
  Interest Payments Received
  Net Precomputed Payahead Amount
  Aggregate Net Liquidation Proceeds Received
  Principal on Repurchased Contracts
  Interest on Repurchased Contracts
  Total Collections
  Net Simple Interest Advance Amount
  Net Precomputed Advance Amount
  Total Available Amount

AMOUNTS DUE
-----------
  Servicing Fee
  Accrued and Unpaid Interest
  Principal
  Reserve Account
  Total Amount Due

ACTUAL DISTRIBUTIONS
--------------------
  Servicing Fee
  Interest                                                 $105,625.00              $226,600.00            N/A
  Principal                                                      $0.00                    $0.00                    $0.00
  Reserve Account
                                                           -----------              -----------                    -----
  Total Amount Distributed                                 $105,625.00              $226,600.00                    $0.00
------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
MONTHLY INFORMATION BY TYPE OF LOAN
-----------------------------------

Precomputed Contracts
---------------------
  Scheduled Principal Collections                                                             $101,333.28
  Prepayments in Full                                           22 contracts                  $121,612.74
  Repurchased Receivables Principal                                                                 $0.00
  Payments Behind/Ahead on Repurchased Receivables                                                  $0.00
  Total Collections                                                                           $389,039.11
  Advances - Reimbursement of Previous Advances                                               $121,482.78
  Advances - Current Advance Amount                                                                 $0.00
  Payahead Account - Payments Applied                                                               $0.00
  Payahead Account - Additional Payaheads                                                      $10,068.27

Simple Interest Contracts
-------------------------
  Collected Principal                                                                      $35,273,438.86
  Prepayments in Full                                         1352 contracts               $20,079,746.46
  Collected Interest                                                                        $3,776,326.48
  Repurchased Receivables Principal                                                                 $0.00
  Repurchased Receivables Interest                                                                  $0.00
  Advances - Reimbursement of Previous Advances                                                     $0.00
  Advances - Current Advance Amount                                                         $1,041,987.90
-----------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
       Servicer's Certificate - Toyota Auto Receivables 2003-A Owner Trust
        Distribution Date of April 15, 2003 for the Collection Period of
                      March 1, 2003 through March 31, 2003

--------------------------------------------------------------------------------------------------------------------
                                                                                             Class A-3A
                                                                                                Balance
--------------------------------------------------------------------------------------------------------------------
NOTE RATES FOR APRIL 15, 2003 PAYMENT DATE
------------------------------------------
One Month LIBOR                                                                                1.30875%
Spread                                                                                         0.02000%
                                                                                               --------
Note Rates:                                                                                    1.32875%

Number of Days in Interest Period (Days)                                                                     19

INTEREST PAYMENTS
-----------------
Interest Calculation for Current Interest Period                                                     255,267.64
At Certificate Payment Date:
   Due to Swap Counterparty (Swap Payments Outgoing)                                                 344,435.00
   Paid to Swap Counterparty (Swap Payments Outgoing)                                                344,435.00
   Proration %                                                               0.00%
   Interest Due to Noteholders (Swap Payments Incoming)                                              255,267.64
   Interest Payment to Noteholders (Swap Payments Incoming)                                          255,267.64

Net Swap Payment due to / (received from) Swap Counterparty                                          (89,167.36)



PRINCIPAL PAYMENTS
------------------
Beginning Notional Balance                                                                       364,000,000.00
Principal Payment due to Investors                                                                           --
Ending Notional Balance                                                                          364,000,000.00


SWAP TERMINATION PAYMENT                                                                          N/A


NOTE RATES FOR MAY 15, 2003 PAYMENT DATE
----------------------------------------
One Month LIBOR                                                                                1.31000%
Spread                                                                                         0.02000%
                                                                                               --------
Note Rates:                                                                                    1.33000%

Number of Days in Interest Period (Days)                                                                     30
--------------------------------------------------------------------------------------------------------------------

I hereby certify to the best of my knowledge that the report provided is true and correct.


/s/ Angela Burraston
------------------------------------
Angela Burraston
ABS Accounting Manager